UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_______________________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
MARCH 4, 2020
Cabot Microelectronics Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-30205	36-4324765
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

870 North Commons Drive, Aurora, Illinois	60504
(Address of principal executive offices)	(Zip Code)

(630) 375-6631
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CCMP	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 4, 2020, Cabot Microelectronics Corporation (the “Company”) held its annual meeting of stockholders (“Annual Meeting”), at which the following proposals were approved by the Company’s stockholders:

Proposal 1 – Election of two directors, each for a term of three years:

All of the Board’s nominees for director were elected by the stockholders to serve for a term of three years, by the votes set forth in the table below:

	Number of Votes For Election	Number of Votes Withheld	Broker Non-Votes
Paul J. Reilly	26,524,276	130,762	1,135,195
Geoffrey Wild	26,495,045	159,993	1,135,195

Proposal 2 – Advisory (non-binding) vote on the compensation of named executive officers:

The stockholders approved, on an advisory (non-binding) basis, the compensation of named executive officers, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
25,004,353	1,617,743	32,942	1,135,195

Proposal 3 – Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for fiscal year 2020:

The selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for fiscal year 2020 was ratified by the stockholders, by the votes set forth in the table below:

For	Against	Abstain
26,348,862	1,427,608	13,763

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File - The Cover Page Interactive Data File does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT MICROELECTRONICS CORPORATION
[Registrant]

Date: March 5, 2020	By:	/s/ SCOTT D. BEAMER
Scott D. Beamer
Vice President and Chief Financial Officer
[Principal Financial Officer]